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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2003


                                   SEEC, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                     0-21985                  55-0686906
        ------------                     -------                  ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                    PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                         PITTSBURGH, PENNSYLVANIA 15275
           (Address of principal executive offices including zip code)

                                 (412) 893-0300
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

        EXHIBIT
          NO.                     DESCRIPTION
        -------                   -----------

         99.1       SEEC, Inc. press release dated August 8, 2003

ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12).

         On August 8, 2003, the Registrant reported its financial results for the first quarter of its 2004 fiscal year. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SEEC, Inc.
                                          ------------------------------------
                                                     (Registrant)

Date:  August 8, 2003
                                      By:       /s/ RICHARD J. GOLDBACH
                                          ------------------------------------
                                                   Richard J. Goldbach
                                          Treasurer and Chief Financial Officer
                                            (Principal Financial Officer)


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                                  EXHIBIT INDEX

       EXHIBIT
         NO.                       DESCRIPTION
         ---                       -----------

        99.1       SEEC, Inc. press release dated August 8, 2003